NOTICE OF WAIVER OF CONDITIONS

This Notice of Waiver of Conditions (“the Waiver”) is made to be effective as of April 8, 2008 in favor of Attitude Drinks Inc., a Delaware corporation, (the “Company”) by (i) Roy G. Warren, (ii) Alpha Capital Anstalt, and (iii) Whalehaven Capital Fund Limited, who were each a Subscriber under that certain Subscription Agreement dated as of October 23, 2007 (the “Subscription Agreement”) and (iv) Mahoney Associates, (v) CMS Capital, and (vi) Momona Capital LLC, who are holders of the Company’s Secured Convertible Notes issued under that certain Subscription Agreement dated as of January 8, 2008 (the “January 8th Subscription Agreement”).

WHEREAS, the Subscription Agreement and January 8th Subscription Agreement provide various rights to the investors and some of those rights include registration rights;

WHEREAS, the Company has received comments from the SEC that raise issues concerning the SEC’s interpretation of Rule 415; and

WHEREAS, (i) Roy G. Warren, (ii) Alpha Capital Anstalt, (iii) Whalehaven Capital Fund Limited, (iv) Mahoney Associates, (v) CMS Capital, and (vi) Momona Capital LLC, each desire to waive, any damages or other remedy under the Transaction Documents due to the SEC’s interpretation of Rule 415, including, but not limited to the Company’s inability to have a registration statement declared effective covering 17,396,964 shares within six months of October 23, 2007.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (i) Roy G. Warren, (ii) Alpha Capital Anstalt, (iii) Whalehaven Capital Fund Limited, (iv) Mahoney Associates, (v) CMS Capital, and (vi) Momona Capital LLC each memorialize their waiver of any damages or other remedy under the Transaction Documents due to the SEC’s interpretation of Rule 415, including, but not limited to the Company’s inability to have a registration statement declared effective covering 17,396,964 shares within six months of October 23, 2007.

As evidenced by their signatures below, (i) Roy G. Warren, (ii) Alpha Capital Anstalt, (iii) Whalehaven Capital Fund Limited, (iv) Mahoney Associates, (v) CMS Capital, and (vi) Momona Capital LLC:

A. waive any damages or other remedy under the Transaction Documents due to the SEC’s interpretation of Rule 415;

B. accept the natural, necessary, and reasonable consequences of the waiver granted above;

C. following the effective date of the initial registration statement or 30 days after the commencement of trading of the Company’s common stock, the parties shall determine the remaining securities to be included in any subsequent registration statement for the investors under the Subscription Agreement and related transaction documents.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Waiver as of the date first written above.

"COMPANY"	"THE COLLATERAL AGENT"
ATTITUDE DRINKS INC.	BARBARA R. MITTMAN
a Delaware corporation

By: _____________________________________	_______________________________
Its: _____________________________________

“SUBSCRIBERS”:

_________________________________________	_________________________________________
ROY WARREN	ALPHA CAPITAL ANSTALT

_________________________________________	_________________________________________
WHALEHAVEN CAPITAL FUND LIMITED	MONARCH CAPITAL FUND LTD.

_________________________________________	_________________________________________
CMS CAPITAL	MAHONEY ASSOCIATES

_________________________________________
MOMONA CAPITAL LLC

ESCROW AGENT

________________________________________
GRUSHKO & MITTMAN, P.C.